UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  October 3, 2008

Date of Earliest Event Reported: October 3, 2008

MAXIMUS, INC.

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-12997 (Commission File Number)	54-1000588 (I.R.S. Employer Identification No.)

11419 Sunset Hills Road, Reston, Virginia (Address of principal executive offices)		20190-5207 (Zip Code)

Registrant’s telephone number, including area code:  (703) 251-8500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 23, 2008, the Company announced that it had signed an asset purchase agreement for the sale of its Justice Solutions, Education Systems, and Asset Solutions divisions, which were previously reported as part of its Systems Segment, to Toronto-based Constellation Software, Inc. (TSX: CSU).  The transaction closed on September 30, 2008.  Beginning in the fourth quarter of fiscal 2008, the Company will classify the results of operations of these divisions as discontinued operations and the Enterprise Resource Planning (ERP) Solutions division will be incorporated into the Consulting Segment. Going forward, the Company will report financial results for its remaining Operations and Consulting Segments.

We are filing this Current Report on Form 8-K on October 3, 2008 to reclassify prior periods’ financial information to conform to discontinued operations reporting and the incorporation of the ERP Solutions division into the Consulting Segment.  The reclassifications have no impact on the previously reported consolidated net income or cash flows of the Company.  This information is being provided for informational purposes only.

The Company reports its financial results in accordance with generally accepted accounting principles (GAAP).  However, the Company uses certain non-GAAP performance measures including pro forma income before income taxes from continuing operations and pro forma diluted earnings per share from continuing operations to provide both management and investors a more complete understanding of the Company’s underlying operational trends and results.  The non-GAAP performance measures are reconciled to the corresponding GAAP measures in the schedule titled “Supplemental Pro Forma Income before Income Taxes and Diluted Earnings per Share from Continuing Operations.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXIMUS, Inc.

Date: October 3, 2008	By:	/s/ David R. Francis
David R. Francis
General Counsel and Secretary

MAXIMUS, Inc.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share data)

(Unaudited)

					Year				Nine Months
	Quarter Ended				Ended	Quarter Ended			Ended
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Jun. 30,
	2006	2007	2007	2007	2007	2007	2008	2008	2008

Revenue	$131,721	$150,827	$169,971	$173,712	$626,231	$177,089	$189,611	$189,364	$556,064
Cost of revenue	118,820	115,939	117,544	126,204	478,507	130,805	137,748	136,576	405,129
Gross profit	12,901	34,888	52,427	47,508	147,724	46,284	51,863	52,788	150,935
Selling, general and administrative expenses	27,483	26,891	27,025	23,233	104,632	27,038	28,762	28,949	84,749
Gain on sale of building	—	—	—	—	—	—	—	3,938	3,938
Gain (gain adjustment) on sale of Corrections Services business	684	—	(233)	—	451	—	—	—	—
Legal and settlement expense	3,000	6,104	33,010	2,324	44,438	—	931	700	1,631
Income (loss) from operations	(16,898)	1,893	(7,841)	21,951	(895)	19,246	22,170	27,077	68,493
Interest and other income, net	477	1,615	1,131	2,581	5,804	1,501	107	490	2,098
Income (loss) before income taxes	(16,421)	3,508	(6,710)	24,532	4,909	20,747	22,277	27,567	70,591
Provision (benefit) for income taxes	(5,901)	1,404	6,277	10,301	12,081	8,479	8,788	10,271	27,538
Income (loss) from continuing operations	(10,520)	2,104	(12,987)	14,231	(7,172)	12,268	13,489	17,296	43,053

Discontinued operations, net of income taxes:
Income (loss) from discontinued operations	125	258	(1,404)	(62)	(1,083)	(1,663)	(3,862)	(7,617)	(13,142)
Gain on disposal	—	—	—	—	—	—	—	1,726	1,726
Income (loss) from discontinued operations	125	258	(1,404)	(62)	(1,083)	(1,663)	(3,862)	(5,891)	(11,416)

Net income (loss)	$(10,395)	$2,362	$(14,391)	$14,169	$(8,255)	$10,605	$9,627	$11,405	$31,637

Basic earnings (loss) per share:
Income (loss) from continuing operations	$(0.49)	$0.10	$(0.59)	$0.64	$(0.33)	$0.60	$0.73	$0.93	$2.24
Income (loss) from discontinued operations	0.01	0.01	(0.06)	—	(0.05)	(0.08)	(0.21)	(0.32)	(0.60)
Basic earnings (loss) per share	$(0.48)	$0.11	$(0.65)	$0.64	$(0.38)	$0.52	$0.52	$0.61	$1.64

Diluted earnings (loss) per share:
Income (loss) from continuing operations	$(0.49)	$0.10	$(0.59)	$0.63	$(0.33)	$0.59	$0.72	$0.92	$2.21
Income (loss) from discontinued operations	0.01	0.01	(0.06)	—	(0.05)	(0.08)	(0.21)	(0.31)	(0.59)
Diluted earnings (loss) per share	$(0.48)	$0.11	$(0.65)	$0.63	$(0.38)	$0.51	$0.51	$0.61	$1.62

Dividends per share	$0.10	$0.10	$0.10	$0.10	$0.40	$0.10	$0.10	$0.10	$0.30

Weighted average shares outstanding:
Basic	21,590	21,714	21,998	22,177	21,870	20,506	18,537	18,648	19,235
Diluted	21,590	21,972	21,998	22,554	21,870	20,854	18,763	18,819	19,471

MAXIMUS, Inc.

Segment Information - Income (loss) from Continuing Operations (1)

(Dollars in thousands)

(Unaudited)

					Year				Nine Months
	Quarter Ended				Ended	Quarter Ended			Ended
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Jun. 30,
	2006	2007	2007	2007	2007	2007	2008	2008	2008

Revenue:
Operations	$102,830	$121,391	$140,277	$142,988	$507,486	$146,807	$160,982	$157,917	$465,706
Consulting	28,891	29,436	29,694	30,724	118,745	30,282	28,629	31,447	90,358
Total	131,721	150,827	169,971	173,712	626,231	177,089	189,611	189,364	556,064

Gross Profit:
Operations	1,045	23,901	40,360	37,580	102,886	35,557	42,166	41,870	$119,593
Consulting	11,856	10,987	12,067	9,928	44,838	10,727	9,697	10,918	31,342
Total	12,901	34,888	52,427	47,508	147,724	46,284	51,863	52,788	150,935

Selling, General, and Administrative expense:
Operations	17,988	17,556	16,913	14,814	67,271	17,731	19,318	19,025	$56,074
Consulting	9,638	9,449	9,988	8,015	37,090	8,948	9,201	9,656	27,805
Corporate/Other	(143)	(114)	124	404	271	359	243	268	870
Total	27,483	26,891	27,025	23,233	104,632	27,038	28,762	28,949	84,749

Income (loss) from Operations: (1)
Operations	(16,943)	6,345	23,447	22,766	35,615	17,826	22,848	22,845	$63,519
Consulting	2,218	1,538	2,079	1,913	7,748	1,779	496	1,262	3,537
Consolidating adjustments	143	114	(124)	(404)	(271)	(359)	(243)	(268)	(870)
Gain (gain adjustment) on sale of Corrections Services business	684	—	(233)	—	451	—	—	—	—
Gain on sale of building	—	—	—	—	—	—	—	3,938	3,938
Legal and settlement expense	(3,000)	(6,104)	(33,010)	(2,324)	(44,438)	—	(931)	(700)	(1,631)
Consolidated total	$(16,898)	$1,893	$(7,841)	$21,951	$(895)	$19,246	$22,170	$27,077	$68,493

Operating margin (loss) percentage:
Operations	-16.5%	5.2%	16.7%	15.9%	7.0%	12.1%	14.2%	14.5%	13.6%
Consulting	7.7%	5.2%	7.0%	6.2%	6.5%	5.9%	1.7%	4.0%	3.9%
Consolidated total	-12.8%	1.3%	-4.6%	12.6%	-0.1%	10.9%	11.7%	14.3%	12.3%

(1)  Before income taxes.

MAXIMUS, Inc.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

(Unaudited)

	FISCAL YEAR 2007				FISCAL YEAR 2008
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,
	2006	2007	2007	2007	2007	2008	2008
ASSETS
Current assets:
Cash and cash equivalents	$21,964	$42,871	$91,105	$70,472	$62,279	$63,420	$77,944
Marketable securities	141,811	134,409	123,737	126,210	50	—	—
Restricted cash	312	324	323	325	325	327	327
Accounts receivable — billed	106,113	101,609	98,229	111,210	100,387	104,131	113,160
Accounts receivable — unbilled	14,811	17,173	18,501	19,782	27,860	33,029	33,078
Current portion of note receivable	—	—	—	—	—	—	733
Income taxes receivable	11,018	3,678	3,598	—	—	6,307	1,684
Deferred income taxes	10,690	13,704	13,932	17,409	11,267	9,490	10,255
Prepaid expenses and other current assets	7,619	7,741	6,082	8,087	6,725	8,550	8,153
Current assets of discontinued operations	46,816	47,836	44,844	45,242	41,754	38,708	31,355
Total current assets	361,154	369,345	400,351	398,737	250,647	263,962	276,689

Property and equipment, at cost	62,779	64,810	67,871	73,199	75,580	76,733	78,380
Less accumulated depreciation and amortization	(31,135)	(33,408)	(36,014)	(38,870)	(41,551)	(44,021)	(45,861)
Property and equipment, net	31,644	31,402	31,857	34,329	34,029	32,712	32,519
Capitalized software	12,727	13,340	14,054	14,848	15,768	16,886	18,567
Less accumulated amortization	(3,131)	(3,425)	(3,726)	(4,018)	(4,454)	(4,887)	(5,369)
Capitalized software, net	9,596	9,915	10,328	10,830	11,314	11,999	13,198
Deferred contract costs, net	9,758	8,482	8,368	8,116	7,712	6,273	5,435
Goodwill	62,309	62,309	62,376	62,376	62,376	62,376	62,376
Intangible assets, net	3,413	3,082	2,750	2,476	2,191	1,935	1,677
Note receivable, net of deferred gain and interest income of $3,969	—	—	—	—	—	—	1,639
Other assets, net	3,252	2,994	2,574	2,366	3,429	3,488	3,611
Noncurrent assets of discontinued operations	48,287	47,270	46,042	45,234	44,380	43,524	39,819
Total assets	$529,413	$534,799	$564,646	$564,464	$416,078	$426,269	$436,963

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	36,941	43,700	42,421	45,711	44,102	46,396	48,851
Accrued compensation and benefits	18,708	20,354	23,399	24,569	21,690	24,090	25,436
Current portion of deferred revenue	25,777	21,272	27,100	16,845	15,147	12,592	14,067
Current portion of income taxes payable	—	—	—	5,487	1,422	—	—
Current portion of capital lease obligations	1,707	1,594	1,742	1,627	1,643	1,238	830
Other accrued liabilities	1,071	796	31,786	1,387	983	996	1,037
Current liabilities of discontinued operations	33,411	32,411	30,612	35,966	35,004	31,856	26,901
Total current liabilities	117,615	120,127	157,060	131,592	119,991	117,168	117,122
Capital lease obligations, less current portion	1,643	1,239	698	417	—	—	—
Deferred revenue, less current portion	—	—	—	10,143	10,213	9,361	9,061
Income taxes payable, less current portion	—	—	—	—	2,106	2,109	1,935
Deferred income taxes	13,692	13,874	11,754	12,912	11,202	12,752	11,810
Total liabilities	132,950	135,240	169,512	155,064	143,512	141,390	139,928

Shareholders’ equity:
Common stock	283,887	286,566	298,122	299,846	305,398	309,450	311,143
Treasury stock	(124,637)	(124,637)	(124,637)	(124,637)	(275,025)	(275,025)	(275,025)
Accumulated other comprehensive income	300	528	1,138	1,730	1,603	2,089	3,012
Retained earnings	236,913	237,102	220,511	232,461	240,590	248,365	257,905
Total shareholders’ equity	396,463	399,559	395,134	409,400	272,566	284,879	297,035
Total liabilities and shareholders’ equity	$529,413	$534,799	$564,646	$564,464	$416,078	$426,269	$436,963

MAXIMUS, Inc.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

(Unaudited)

					Year				Nine Months
	Quarter Ended				Ended	Quarter Ended			Ended
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Jun. 30,
	2006	2007	2007	2007	2007	2007	2008	2008	2008
Cash flows from operating activities:
Net income (loss)	$(10,395)	$2,362	$(14,391)	$14,169	$(8,255)	$10,605	$9,627	$11,405	$31,637
Adjust to reconcile net income to net cash provided by operating activities:
(Income) loss from discontinued operations	(125)	(258)	1,404	62	1,083	1,663	3,862	5,891	11,416
Depreciation	2,079	2,274	2,606	2,930	9,889	2,681	2,470	2,604	7,755
Amortization	624	625	634	567	2,450	719	691	739	2,149
Deferred income taxes	(5,098)	(2,832)	(2,347)	(2,321)	(12,598)	4,195	3,327	(1,707)	5,815
(Gain) gain adjustment on sale of Corrections Services business	(684)	—	233	—	(451)	—	—	—	—
Gain on sale of building	—	—	—	—	—	—	—	(3,938)	(3,938)
Deferred interest income on note receivable	—	—	—	—	—	—	—	37	37
Non-cash equity based compensation	1,018	505	773	1,666	3,962	3,386	2,072	1,570	7,028

Change in assets and liabilities, net of effects from divestitures:
Accounts receivable – billed	3,057	4,505	3,380	(12,981)	(2,039)	10,822	(3,743)	(9,029)	(1,950)
Accounts receivable – unbilled	6,720	(2,362)	(1,328)	(1,280)	1,750	(8,078)	(5,169)	(49)	(13,296)
Prepaid expenses and other current assets	252	(122)	1,659	(2,005)	(216)	1,362	(1,824)	397	(65)
Deferred contract costs	1,407	1,276	114	252	3,049	404	1,439	838	2,681
Other assets	1,898	485	1,031	961	4,375	104	178	(7)	275
Accounts payable	(7,075)	6,759	(1,279)	3,289	1,694	(1,608)	2,294	2,455	3,141
Accrued compensation and benefits	(1,776)	1,646	3,045	1,170	4,085	(2,879)	2,400	1,346	867
Deferred revenue	1,043	(4,505)	5,828	(112)	2,254	(1,628)	(3,407)	1,176	(3,859)
Income taxes	(2,015)	7,340	80	9,085	14,490	(3,141)	(7,966)	3,205	(7,902)
Other liabilities	867	(289)	30,991	(30,402)	1,167	(530)	498	965	933
Cash provided by (used in) operating activities – continuing operations	(8,203)	17,409	32,433	(14,950)	26,689	18,077	6,749	17,898	42,724
Cash provided by (used in) operating activities – discontinued operations	15,829	(7)	1,886	6,793	24,501	2,712	(2,245)	(5,099)	(4,632)
Cash provided by (used in) operating activities	7,626	17,402	34,319	(8,157)	51,190	20,789	4,504	12,799	38,092
Cash flows from investing activities:
Proceeds from sales of discontinued operations, net of transation costs	—	—	—	—	—	—	—	4,643	4,643
Proceeds from sale of Corrections Services business, net of transaction costs	2,171	—	(300)	—	1,871	—	—	—	—
Proceeds from sale of building, net of transaction costs	—	—	—	—	—	—	—	5,929	5,929
Decrease in note receivable	—	—	—	—	—	—	—	59	59
Purchases of property and equipment	(1,735)	(2,030)	(3,062)	(5,563)	(12,390)	(2,381)	(1,153)	(4,356)	(7,890)
Capitalized software costs	(229)	(613)	(714)	(794)	(2,350)	(920)	(1,118)	(1,681)	(3,719)
(Increase) decrease in marketable securities	(24,496)	7,402	10,672	(2,473)	(8,895)	126,160	50	—	126,210
Cash provided by (used in) investing activities – continuing operations	(24,289)	4,759	6,596	(8,830)	(21,764)	122,859	(2,221)	4,594	125,232
Cash (used in) investing activities – discontinued operations	(258)	(862)	(836)	(1,134)	(3,090)	(782)	(784)	(693)	(2,259)
Cash provided by (used in) investing activities	(24,547)	3,897	5,760	(9,964)	(24,854)	122,077	(3,005)	3,901	122,973

Cash flows from financing activities:
Employee stock transactions	1,526	1,892	8,389	1,146	12,953	1,655	1,619	90	3,364
Repurchases of common stock	—	—	—	—	—	(150,388)	—	—	(150,388)
Payments on capital lease obligations	(384)	(517)	(393)	(396)	(1,690)	(401)	(404)	(408)	(1,213)
Tax benefit due to option exercises and restricted stock units vesting	357	405	2,359	(1,043)	2,078	297	279	7	583
Cash dividends paid	(2,159)	(2,172)	(2,200)	(2,219)	(8,750)	(2,222)	(1,852)	(1,865)	(5,939)
Cash provided by (used in) financing activities – continuing operations	(660)	(392)	8,155	(2,512)	4,591	(151,059)	(358)	(2,176)	(153,593)
Cash provided by (used in) financing activities – discontinued operations	—	—	—	—	—	—	—	—	—
Cash provided by (used in) financing activities	(660)	(392)	8,155	(2,512)	4,591	(151,059)	(358)	(2,176)	(153,593)

Net increase (decrease) in cash and cash equivalents	(17,581)	20,907	48,234	(20,633)	30,927	(8,193)	1,141	14,524	7,472
Cash and cash equivalents, beginning of period	39,545	21,964	42,871	91,105	39,545	70,472	62,279	63,420	70,472
Cash and cash equivalents, end of period	$21,964	$42,871	$91,105	$70,472	$70,472	$62,279	$63,420	$77,944	$77,944

MAXIMUS, Inc.

Supplemental Pro Forma Income before Income Taxes and Diluted Earnings per Share from Continuing Operations

(Dollars in thousands, except per share data)

(Unaudited)

					Year				Nine Months
	Quarter Ended				Ended	Quarter Ended			Ended
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Jun. 30,
	2006	2007	2007	2007	2007	2007	2008	2008	2008

Income (loss) before income taxes from continuing operations - GAAP basis	$(16,421)	$3,508	$(6,710)	$24,532	$4,909	$20,747	$22,277	$27,567	$70,591

Add backs:
Texas subcontract loss (income)	$23,990	$4,983	$(3,588)	$(220)	$25,165	$—	$—	$—	$—
Ontario project loss	4,200	—	—	—	4,200	—	—	—	—
Legal and settlement expense	3,000	6,104	33,010	2,324	44,438	—	931	700	1,631
Settlement on legacy claiming project	—	—	—	—	—	—	2,300	—	2,300
(A) Subtotal add backs	$31,190	$11,087	$29,422	$2,104	$73,803	$—	$3,231	$700	$3,931

Deductions:
Gain on sale of building	$—	$—	$—	$—	$—	$—	$—	$(3,938)	$(3,938)
Gain (gain adjustment) on sale of Corrections Services business	(684)	—	233	—	(451)	—	—	—	—
Pre-Accelerated Share Repurchase (ASR) interest income	(1,041)	(1,219)	(1,238)	(1,562)	(5,060)	(913)	—	—	(913)
(B) Subtotal deductions	$(1,725)	$(1,219)	$(1,005)	$(1,562)	$(5,511)	$(913)	$—	$(3,938)	$(4,851)

Net impact of pro forma adjustments (A+B)	$29,465	$9,868	$28,417	$542	$68,292	$(913)	$3,231	$(3,238)	$(920)

Pro forma income before income taxes from continuing operations - Non-GAAP basis	$13,044	$13,376	$21,707	$25,074	$73,201	$19,834	$25,508	$24,329	$69,671

Diluted earnings (loss) per share from continuing operations - GAAP basis	$(0.49)	$0.10	$(0.59)	$0.63	$(0.33)	$0.59	$0.72	$0.92	$2.21

Add backs:
Texas subcontract loss (income)	$0.63	$0.13	$(0.09)	$(0.01)	$0.65	$—	$—	$—	$—
Ontario project loss	0.11	—	—	—	0.11	—	—	—	—
Legal and settlement expense	0.08	0.16	1.30	0.06	1.61	—	0.03	0.02	0.05
Settlement on legacy claiming project	—	—	—	—	—	—	0.07	—	0.07
(A) Subtotal add backs	$0.82	$0.29	$1.21	$0.05	$2.37	$—	$0.10	$0.02	$0.12

Deductions:
Gain on sale of building	$—	$—	$—	$—	$—	$—	$—	$(0.13)	$(0.12)
Gain (gain adjustment) on sale of Corrections Services business	(0.02)	—	0.01	—	(0.01)	—	—	—	—
Pre-Accelerated Share Repurchase (ASR) interest income	(0.03)	(0.03)	(0.03)	(0.04)	(0.13)	(0.03)	—	—	(0.03)
(B) Subtotal deductions	$(0.05)	$(0.03)	$(0.02)	$(0.04)	$(0.14)	$(0.03)	$—	$(0.13)	$(0.15)

Net impact of pro forma adjustments (A+B)	$0.77	$0.26	$1.19	$0.01	$2.23	$(0.03)	$0.10	$(0.11)	$(0.03)

Pro forma diluted earnings per share from continuing operations - Non-GAAP basis	$0.28	$0.36	$0.60	$0.64	$1.90	$0.56	$0.82	$0.81	$2.18

Weighted average diluted shares outstanding	21,590	21,972	21,998	22,554	21,870	20,854	18,763	18,819	19,471

Note 1: Year ended September 30, 2007 and nine months ended June 30, 2008 differences from the sum of the quarters is due to weighted average diluted shares outstanding and/or rounding.

Note 2: The year ended September 30, 2007 annual effective tax rate was applied to each quarter in fiscal year 2007.